Exhibit 99.1

SeaStar Medical to Become Publicly Listed on Nasdaq via Business Combination with LMF Acquisition Opportunities, Inc.

•	SeaStar Medical is a medical technology company developing proprietary solutions to reduce the consequences of hyperinflammation on vital organs
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Transaction to provide SeaStar with access to the capital markets, allowing it to accelerate the development and advancement of its propreitary and innovative immunomodulatory platform for pediatric and adult acute kidney injury (AKI)

•	SeaStar Medical plans to advance other programs for acute and chronic inflammations, including conditions associated with Covid-19
•	Dow Pension Plans, as existing investors of SeaStar Medical, commit to further participate in the transaction through a PIPE investment
•	The proposed business combination is expected to be completed in the third quarter of 2022

DENVER, CO and TAMPA, FL, April 22, 2022 -- SeaStar Medical, Inc. (“SeaStar Medical”), a medical technology company developing extracorporeal therapies to reduce the consequences of excessive inflammation on vital organs, and LMF Acquisition Opportunities, Inc. (Nasdaq: LMAO) (“LMAO”), a publicly traded special purpose acquisition company, today announced they have entered into a merger agreement. The transaction is expected to provide SeaStar Medical with access to the capital markets and thereby position the company to accelerate the development and advancement of its lead programs for acute kidney injury (AKI) in both pediatric and adult patients, as well as advance other SeaStar Medical programs in acute and chronic indications.

SeaStar Medical’s Selective Cytopheretic Device (“SCD”) is a patented, cell-directed, extracorporeal immunomodulator that selectively targets activated neutrophils and monocytes to address hyperinflammation. Neutrophils and monocytes are the cellular mediators that drive systemic inflammation, which when spreading uncontrollably through the body can lead to organ damage, organ failure or death. The SCD technology targets the cellular drivers of inflammation to restore balance in the body and potentially reverse the damage. SeaStar Medical intends to submit SCD for approval with the FDA under the Humanitarian Device Exemption to commence commercialization for the treatment of pediatric AKI and advance SCD into a pivotal trial for treatment of AKI in adults.

“We are very excited to support SeaStar Medical as it brings to market novel solutions for critical patients,” said Bruce M. Rodgers, Chief Executive Officer and Chairman of the Board of LMAO. “We believe this transaction will provide an attractive entry point and valuation for LMAO’s investors with the potential for significant upside as SeaStar Medical executes its business plan.”

“Patients battling inflammation today have limited options and our platform provides a therapy that not only stops hyperinflammation, but helps the body heal. This is a tremendous opportunity to transform patient treatment,” said Eric Schlorff, President and Chief Executive Office of SeaStar Medical. “We are excited to welcome LMAO as partners and look forward to our evolution to become a world-class public company that provides inflammation solutions in both critical care and ongoing care settings.”

The combined company will be known as SeaStar Medical Holding Corporation and will operate under the same management team as SeaStar Medical, which is led by Mr. Schlorff.  The transaction contemplates an enterprise value of approximately $85 million for SeaStar Medical.   As part of the transaction, all SeaStar Medical shares owned by SeaStar Medical’s existing equity holders will be converted into Class A Common Stock of SeaStar Medical Holding Corporation. The Dow Chemical Company Pension Plans, as existing investors of SeaStar

Medical, are committed to further participate in the transaction through a PIPE investment that is expected to close at the time of the completion of the business combination.

The transaction has been unanimously approved by both Boards of Directors of SeaStar Medical and LMAO and is subject to approval by stockholders of LMAO and other customary closing conditions. The holders of a majority of the SeaStar Medical voting power have approved the merger. The proposed business combination is expected to be completed in the third quarter of 2022.

Maxim Group LLC served as sole financial advisor to SeaStar Medical in connection with the proposed business combination. Skyway Capital Markets LLC served as sole financial and valuation advisor to LMAO in connection with the proposed business combination.

About SeaStar Medical, Inc.

Denver-based SeaStar Medical is a privately-held medical technology company that is focusing on redefining how extracorporeal therapies may reduce the consequences of excessive inflammation on vital organs. SeaStar Medical’s novel technologies rely on science and innovation to provide life-saving solutions to critically-ill patients. It is developing and commercializing extracorporeal therapies that target the effector cells that drive systemic inflammation, causing direct tissue damage and secreting a range of pro-inflammatory cytokines that initiate and propagate imbalanced immune responses. For more information visit http://seastarmedical.com/or visit us on LinkedIn or Twitter.

About LMF Acquisition Opportunities, Inc.

LMF Acquisition Opportunities, Inc. (Nasdaq: LMAO) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.. LMAO is led by Bruce M. Rodgers, Chief Executive Officer and Chairman of the Board. For more information, visit www.lmfacquisitions.com.

Investor Relations Contact:

David Waldman or Natalya Rudman

Crescendo Communications, LLC

Email: lmao@crescendo-ir.com

Tel: 212-671-1020

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, LMAO’s and SeaStar Medical’s expectations with respect to the proposed business combination between LMAO and SeaStar Medical, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of SeaStar Medical, the products offered by SeaStar Medical and the markets in which it operates, and SeaStar Medical’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to indentify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside LMAO’s and SeaStar Medical’s control and are difficult to predict.  Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of LMAO’s securities, (ii) the risk that the transaction may not be completed by LMAO’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger (“Merger Agreement”) by the stockholders of LMAO and the satisfaction of the minimum trust account amount following redemptions by LMAO’s public stockholders, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vii) the effect of the announcement or pendency of the transaction on SeaStar Medical’s business relationships, performance, and business generally, (viii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (ix) costs related to the business combination, (x) the outcome of any legal proceedings that may be instituted against SeaStar Medical or LMAO following the announcement of the proposed business combination, (xi) the ability to maintain the listing of LMAO’s securities on the Nasdaq, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which SeaStar Medical operates, (xiv) the risk that SeaStar Medical and its current and future collaborators are unable to successfully develop and commercialize SeaStar Medical’s products or services, or experience significant delays in doing so, including failure to achieve approval of its products by applicable federal and state regulators, (xv) the risk that SeaStar Medical may never achieve or sustain profitability; (xvi) the risk that SeaStar Medical may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xvii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to SeaStar Medical’s products and services, (xix) the risk that SeaStar Medical is unable to secure or protect its intellectual property, (xx) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or if approved, maintain the listing and (xxi) other risks and uncertainties indicated from time to time in the proxy statement / prospectus to be filed relating to the business combination, including those under the “Risk Factors” section therein and in LMAO’s other filings with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SeaStar Medical and LMAO assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Information and Where to Find It

In connection with the transaction, LMAO intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of LMAO’s common stock in connection with LMAO’s solicitation of proxies for the vote by LMAO’s stockholders with respect to the transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to SeaStar Medical’s stockholders in connection with the transaction. After the Registration Statement has been filed and declared effective, LMAO will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about LMAO, SeaStar Medical and the transaction. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”) by LMAO through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: LMF Acquisition Opportunities, Inc., 1200 Platt Street, Suite 1000 Tampa, FL 33602.

Participants in Solicitation

LMAO and SeaStar Medical and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of LMAO is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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